Exhibit 99.1

Sphere 3D Reports Second Quarter Fiscal Year 2018 Financial Results

SAN JOSE, Calif. – Aug. 14, 2018 – Sphere 3D Corp. (NASDAQ: ANY), a company delivering containerization, virtualization, and data management solutions via hybrid cloud, cloud and on-premise implementations through its global reseller network and professional services organization, today reported financial results for its second quarter ended June 30, 2018.

Financial Highlights	Three Months Ended		Six Months Ended
(in millions)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Net revenue	$18.5	$19.4	$37.9	$41.2
Gross profit	$5.7	$5.4	$11.7	$12.2
Gross margin (%)	31.0%	27.7%	30.9%	29.7%
Adjusted EBITDA (1)	$(1.9)	$(2.6)	$(5.2)	$(3.6)
Net loss	$(6.0)	$(7.5)	$(12.8)	$(15.3)

(1)	Non-GAAP measure as defined below. See the “Use of GAAP and Non-GAAP Financial Measures” and “Non-GAAP Reconciliations” sections of this announcement below.

Second Quarter 2018 Financial Results:

•	Net revenue for the second quarter of 2018 was $18.5 million, compared to $19.4 million for the second quarter of 2017.

•	Product revenue for the second quarter of 2018 was $16.3 million, compared to $17.1 million for the second quarter of 2017.
o

Disk systems revenue was $12.7 million, compared to $11.5 million for the second quarter of 2017. Disk systems is defined as RDX, SnapServer family, virtual desktop infrastructure, and Glassware derived products.

o	Tape archive product revenue was $3.6 million compared to $5.6 million for the second quarter of 2017.

•	Service revenue was $2.2 million in the second quarter of 2018 compared to $2.3 million for the second quarter of 2017.

•

Gross margin for the second quarter of 2018 was 31.0%, compared to 27.7% for the second quarter of 2017. Non-GAAP gross margin for the second quarter of 2018 was 34.0%, compared to 30.6% for the second quarter of 2017. Our methodology for determining non-GAAP gross margin, which excludes the effect of intangible asset amortization from gross profit, is described in the Use of GAAP and Non-GAAP Financial Measures section of this announcement. See also, “Non-GAAP Reconciliations” below.

•	Operating expenses for the second quarter of 2018 were $9.1 million, compared to $11.5 million for the second quarter of 2017.

•

Share-based compensation expense for the second quarter of 2018 was $0.4 million, compared to $1.5 million for the second quarter of 2017. Depreciation and amortization was $0.9 million in the second quarter of 2018, compared to $1.5 million for the second quarter of 2017.

•

Adjusted EBITDA for the second quarter of 2018 was a net loss of $1.9 million, or a net loss of $0.14 per share, based on 13.7 million weighted average shares outstanding, compared to adjusted EBITDA net loss of $2.6 million, or a net loss of $0.64 per share, based on 4.1 million weighted average shares outstanding for the second quarter of 2017. Adjusted EBITDA is a non-GAAP measure presented as net loss before interest expense, income taxes, acquisition costs, depreciation and amortization, share-based compensation, loss on revaluation of investment, and warrant revaluation gain. For additional information regarding the non-GAAP financial measures discussed in this release, please see “Use of GAAP and Non-GAAP Financial Measures” and "Non-GAAP Reconciliations " below.

•	Net loss for the second quarter of 2018 was $6.0 million, or a net loss of $0.44 per share, compared to a net loss of $7.5 million, or a net loss of $1.81 per share, in the second quarter of 2017.

Six Months Ended June 30, 2018 Financial Results:

•	Net revenue for the first six months of 2018 was $37.9 million, compared to $41.2 million for the first six months of 2017.

•	Product revenue for the first six months of 2018 was $33.7 million, compared to $36.5 million for the first six months of 2017.
o	Disk systems revenue was $25.8 million, compared to $26.5 million for the first six months of 2017. Disk systems is defined as RDX, SnapServer family, virtual desktop infrastructure, and Glassware derived products.
o	Tape archive product revenue was $7.9 million compared to $10.0 million for the first six months of 2017.

•	Service revenue was $4.2 million in the first six months of 2018 compared to $4.6 million for the first six months of 2017.

•

Gross margin for the first six months of 2018 was 30.9%, compared to 29.7% for the first six months of 2017. Non-GAAP gross margin for the first six months of 2018 was 33.9%, compared to 32.4% for the first six months of 2017. Our methodology for determining non-GAAP gross margin, which excludes the effect of intangible asset amortization from gross profit, is described in the Use of GAAP and Non-GAAP Financial Measures section of this announcement. See also, “Non-GAAP Reconciliations” below.

•	Operating expenses for the first six months of 2018 were $20.2 million, compared to $23.1 million for the first six months of 2017.

•

Share-based compensation expense for the first six months of 2018 was $1.3 million, compared to $3.7 million for the first six months of 2017. Depreciation and amortization was $2.4 million in the first six months of 2018, compared to $3.1 million for the first six months of 2017.

•

Adjusted EBITDA for the first six months of 2018 was a net loss of $5.2 million, or a net loss of $0.49 per share, based on 10.7 million weighted average shares outstanding, compared to adjusted EBITDA net loss of $3.6 million, or a net loss of $0.99 per share, based on 3.6 million weighted average shares outstanding for the first six months of 2017. Adjusted EBITDA is a non-GAAP measure presented as net loss before interest expense, income taxes, acquisition costs, depreciation and amortization, share-based compensation, loss on revaluation of investment, and warrant revaluation gain. For additional information regarding the non-GAAP financial measures discussed in this release, please see “Use of GAAP and Non-GAAP Financial Measures” and "Non-GAAP Reconciliations " below.

•

Net loss for the first six months of 2018 was $12.8 million, or a net loss of $1.20 per share, compared to a net loss of $15.3 million, or a net loss of $4.22 per share, in the first six months of 2017.

Investor Conference Call:

Sphere 3D will not be hosting a second quarter 2018 earnings conference call.

Use of GAAP and Non-GAAP Financial Measures:

To supplement Sphere 3D’s consolidated financial statements presented in accordance with GAAP, the Company uses Adjusted EBITDA, a non-GAAP financial measure that excludes from the consolidated statement of operations the effects of interest expense, income taxes, acquisition costs, depreciation and amortization, share-based compensation, loss on revaluation of investment, and warrant revaluation gain. The Company also uses Non-GAAP gross profit and Non-GAAP gross-margin, non-GAAP financial measures that exclude the effect of intangible asset amortization. Sphere 3D uses the above non-GAAP financial measures internally to understand, manage and evaluate the business. Management believes it is useful for itself and investors to review, as applicable, both GAAP information and the non-GAAP measures in order to assess the performance of continuing operations and for planning and forecasting in future periods. The presentation of these non-GAAP measures is intended to provide investors with an understanding of the Company’s operational results and trends that enables them to analyze the base financial and operating performance and facilitate period-to-period comparisons and analysis of operational trends. Sphere 3D believes the presentation of these non-GAAP financial measures is useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, the Company’s non-GAAP financial measures may not be comparable to similarly titled measures utilized by other companies since such other companies may not calculate such measures in the same manner as does the Company.

Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the most comparable GAAP measures, which are provided in the attached table after the text of this release.

Additional Information

            As previously disclosed, on August 1, 2018, Overland Storage, Inc., a wholly-owned subsidiary of the Company (“Overland”), together with its subsidiary, Tandberg Data GmbH, as co-borrowers under that certain Credit Agreement dated as of April 6, 2016 (as amended from time to time, the “Credit Agreement”), with CB CA SPV, LLC (“Colbeck”), as lender, failed to make a required payment of interest due on such date. Such failure constituted an event of default as of August 6, 2018 under the Credit Agreement after expiration of a five day cure period. On August 7, 2018, Overland received a notice from Colbeck stating that, as a result of such failure, all amounts under the Credit Agreement are immediately due and payable. The foregoing also constitutes an event of default under that certain 8% Senior Secured Convertible Debenture in favor of FBC Holdings, S.à r.l (“FBC” and together with Colbeck, the “Lenders”). The Company, Overland and their subsidiaries are in continuing discussions for a potential resolution with the Lenders. Despite these efforts, there can be no assurance that the Lenders will ultimately agree to any such resolution.

About Sphere 3D
Sphere 3D Corp. (NASDAQ: ANY) delivers containerization, virtualization, and data management solutions via hybrid cloud, cloud and on-premise implementations through its global reseller network and professional services organization. Sphere 3D, along with its wholly owned subsidiaries Overland Storage, and Tandberg Data, has a strong portfolio of brands, including Overland-Tandberg, HVE ConneXions and UCX ConneXions, dedicated to helping customers achieve their IT goals. For more information, visit www.sphere3d.com. Follow us on Twitter @Sphere3D ,@HVEconneXions and @ovltb

Safe Harbor Statement
This press release contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including, without limitation, our inability to resolve our existing defaults under our credit and debt facilities, our inability to obtain additional debt or equity financing or to refinance our debt; our inability to consummate the sale of Overland Storage pursuant to the Share Purchase Agreement we entered into on February 20, 2018, any increase in our cash needs; the Company’s ability to maintain listing with the NASDAQ Capital Market; our ability to successfully integrate the UCX and HVE ConneXions business with Sphere 3D’s other businesses; market adoption and performance of our products; the level of success of our collaborations and business partnerships; possible actions by customers, partners, suppliers, competitors or regulatory authorities; and other risks detailed from time to time in our periodic reports contained in our Annual Information Form and other filings with Canadian securities regulators (www.sedar.com) and in prior periodic reports filed with the United States Securities and Exchange Commission(www.sec.gov). Sphere 3D undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Non-GAAP Financial Measures:
To supplement Sphere 3D’s consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP financial measures that exclude from the consolidated statement of operations the effects of interest expense, income taxes, acquisition costs, depreciation and amortization, share-based compensation, loss on revaluation of investment, and warrant revaluation gain. These non-GAAP financial measures are non-GAAP gross margin and adjusted EBITDA. Sphere 3D uses the above non-GAAP financial measures internally to understand, manage and evaluate the business. Management believes it is useful for itself and investors to review, as applicable, both GAAP information and the non-GAAP measures in order to assess the performance of continuing operations and for planning and forecasting in future periods. The presentation of these non-GAAP measures is intended to provide investors with an understanding of the Company’s operational results and trends that enables them to analyze the base financial and operating performance and facilitate period-to-period comparisons and analysis of operational trends. Sphere 3D believes the presentation of these non-GAAP financial measures is useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, our non-GAAP financial measures may not be comparable to similarly titled measures utilized by other companies since such other companies may not calculate such measures in the same manner as we do.

Investor Contact:
Tina Brown
+1-408-283-4731
Investor.relations@sphere3d-overland.com

SPHERE 3D CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Net revenue	$18,461	$19,438	$37,909	$41,176
Cost of revenue	12,740	14,051	26,178	28,958
Gross profit	5,721	5,387	11,731	12,218

Operating expenses:
Sales and marketing	4,014	4,707	8,404	9,504
Research and development	1,029	1,896	2,317	3,667
General and administrative	4,030	4,914	9,451	9,903
	9,073	11,517	20,172	23,074
Loss from operations	(3,352)	(6,130)	(8,441)	(10,856)
Interest expense	(1,006)	(1,061)	(1,459)	(2,251)
Interest expense - related party	(1,278)	(638)	(1,933)	(1,298)
Other income (expense), net	123	508	(163)	(419)
Loss before income taxes	(5,513)	(7,321)	(11,996)	(14,824)
Provision for income taxes	489	192	829	498
Net loss	$(6,002)	$(7,513)	$(12,825)	$(15,322)

Net loss per share:
Basic and diluted	$(0.44)	$(1.81)	$(1.20)	$(4.22)

Shares used in computing net loss per share:
Basic and diluted	13,651	4,140	10,681	3,631

SPHERE 3D CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2018	2017
	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$2,858	$4,598
Accounts receivable, net	8,849	11,482
Inventories	7,377	8,366
Other current assets	2,151	1,829
Total current assets	21,235	26,275
Property and equipment, net	2,448	2,742
Intangible assets, net	39,181	41,473
Goodwill	11,590	11,590
Other assets	1,325	1,200
Total assets	$75,779	$83,280

LIABILITIES AND EQUITY
Current liabilities	$66,748	$67,910
Deferred income taxes	1,316	1,342
Other long-term liabilities	2,529	3,565
Total shareholders' equity	5,186	10,463
Total liabilities and shareholders' equity	$75,779	$83,280

SPHERE 3D CORP.
NON-GAAP RECONCILIATIONS
(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)

Revenue	$18,461	$19,438	$37,909	$41,176

Gross Profit - GAAP	$5,721	$5,387	$11,731	$12,218
Intangible asset amortization	555	564	1,113	1,130
Gross Profit - Non -GAAP	$6,276	$5,951	$12,844	$13,348

Gross Margin Percentages
GAAP	31.0%	27.7%	30.9%	29.7%
Non-GAAP	34.0%	30.6%	33.9%	32.4%

Net loss	$(6,002)	$(7,513)	$(12,825)	$(15,322)
Less:
Interest	2,284	1,699	3,392	3,549
Provision for income taxes	489	192	829	498
Acquisition costs	-	-	-	34
Depreciation and amortization	926	1,531	2,410	3,057
Share-based compensation	444	1,497	1,265	3,666
Loss on revaluation of investment	-	-	-	1,145
Warrant revaluation gain	-	(48)	(259)	(235)
Adjusted EBITDA	$(1,859)	$(2,642)	$(5,188)	$(3,608)

Net loss per share:
Basic and diluted	$(0.44)	$(1.81)	$(1.20)	$(4.22)

Adjusted net loss per share:
Basic and diluted	$(0.14)	$(0.64)	$(0.49)	$(0.99)

Shares used in computing net loss and adjusted EBITDA per share:
Basic and diluted	13,651	4,140	10,681	3,631

Non-GAAP Financial Measures:
To supplement Sphere 3D’s consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP financial measures that exclude from the consolidated statement of operations the effects of interest expense, income taxes, acquisition costs, depreciation and amortization, share-based compensation, loss on revaluation of investment, and warrant revaluation. These non-GAAP financial measures are non-GAAP gross margin and adjusted EBITDA. Sphere 3D uses the above non-GAAP financial measures internally to understand, manage and evaluate the business. Management believes it is useful for itself and investors to review, as applicable, both GAAP information and the non-GAAP measures in order to assess the performance of continuing operations and for planning and forecasting in future periods. The presentation of these non-GAAP measures is intended to provide investors with an understanding of the Company’s operational results and trends that enables them to analyze the base financial and operating performance and facilitate period-to-period comparisons and analysis of operational trends. Sphere 3D believes the presentation of these non-GAAP financial measures is useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, our non-GAAP financial measures may not be comparable to similarly titled measures utilized by other companies since such other companies may not calculate such measures in the same manner as we do.